UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2018

BrandywineGLOBAL —

DYNAMIC US LARGE CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation by quantitatively investing in U.S. equities.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Dynamic US Large Cap Value Fund for the twelve-month reporting period ended September 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

II	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended September 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s initial reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and a deceleration in nonresidential fixed investment. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on September 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. September 2018’s reading was the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In September 2018, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation by quantitatively investing in U.S. equities. The Fund will only invest in U.S. traded companies, which may include companies incorporated outside the U.S. which conduct a significant portion of their activities in the U.S. and are considered U.S. companies in the Russell U.S. indices. The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activity in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi. The Fund may have significant positions in particular sectors from time to time. In addition, the Fund may engage in active and frequent trading to achieve its investment objective.

We, at Brandywine Global Investment Management, LLC, the Fund’s subadviser, use a proprietary quantitative model to identify investments for the Fund. To identify investments, the model evaluates multiple quantitative characteristics for each potential stock investment and applies specific rules to select stocks for investment based on these characteristics. The Fund will typically invest in a stock when it meets the large capitalization threshold and its price-to-earnings (“P/E”)ii or price-to-book (“P/B”)iii ratios indicate a potentially attractive valuation and the quantitative model ranks it with a high multifactor score.

Our quantitative model seeks to identify stocks that appear to have upside potential and relatively low downside risk to the Russell 1000 Value Indexiv. The quantitative model analyzes factors regarding a stock’s valuation and quality, as well as market sentiment toward a stock, to select stocks that may have the potential to outperform, the Russell 1000 Value Index. The Fund expects to hold approximately 75-175 stocks under normal market conditions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2018, the broad U.S. stock market posted similarly strong gains as the year prior. The S&P 500 Indexv was up 17.91% and 18.61% for the twelve months ending September 30, 2018 and September 30, 2017, respectively. It was, however, a slightly bumpier path over these past twelve months. The market rally started in anticipation of the most substantial changes to the U.S. tax code in over 30 years which eventually passed the final vote in late December 2017. The steady rise persisted until volatility spiked in early February 2018. The market sold-off in part from inflation fears then again in March 2018 as fears of a trade war grew following the U.S. implementation of trade tariffs on Chinese imports. Although trade tariffs may eventually weigh on economic growth, markets rebounded as trade fears abated somewhat, economic growth accelerated, and corporate earnings were very strong. Pretax profits at U.S. companies from the quarter ending June 30, 2018 rose nearly 8% from the year prior — the largest gain since 2014. U.S. gross domestic product (“GDP”)vi growth, as measured by the U.S. Department of

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	1

Fund overview (cont’d)

Commerce, also had the largest reading since 2014 surging to 4.2% in the second quarter of 2018. This is only the fifth reading above 4% during the past twelve years and since emerging from the Great Recession. The labor market tightened further over the last twelve months as the unemployment rate declined to 3.7% when the period ended on September 30, 2018 — the lowest level since 1969. Wage growth had been relatively benign for most of the period but trended higher in both the August and September 2018 U.S. Department of Labor reports. On the negative side, the overall housing trend has been relatively weak during the reporting period from a combination of rising interest rates and a dearth of affordable inventory.

During the reporting period interest rates rose substantially as the Federal Reserve Board (the “Fed”)vii continued to gradually normalize monetary policy by raising interest rates 0.25% at the December 2017, March 2018, June 2018 and September 2018 Federal Open Market Committee (“FOMC”)viii meetings. During the period, the yield on the ten-year Treasury rose from 2.33% to 3.06%, while the yield curveix between the ten- and two-year Treasury flattened substantially from 85 basis pointsx to 24 basis points. Inflation has been steady and near the Fed’s 2% target. Oil prices surged over 40% as oil supplies tightened and demand improved during the reporting period. Globally, Chinese and emerging market equities sold-off with the rise of the dollar and fears of lower growth from uneven trade.

Q. How did we respond to these changing market conditions?

A. Our investment strategy is based on the consistent application of our investment philosophy which relies on long term equity factors and market relationships, while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our investment strategy. This process has been tested over more than 40 years of varied conditions and while we recognize it will not excel in every situation, we do believe it will help to minimize large losses relative to the Russell 1000 Value Index in the short run and to enhance excess return over longer periods. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment, nor do we rely on top-down adjustments in our investment process.

Performance review

For the twelve months ended September 30, 2018, Class IS shares of BrandywineGLOBAL — Dynamic US Large Cap Value Fund returned 14.51%. The Fund’s unmanaged benchmarks, the Russell 1000 Value Index and the S&P 500 Index, returned 9.45% and 17.91%, respectively, for the same period. The Lipper Large-Cap Value Funds Category

2	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Average1 returned 10.59% over the same time frame.

Performance Snapshot as of September 30, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Dynamic US Large Cap Value Fund:
Class A	8.26%	13.95%
Class C	7.84%	13.11%
Class R	8.18%	13.76%
Class I	8.49%	14.38%
Class IS	8.58%	14.51%
Russell 1000 Value Index	6.95%	9.45%
S&P 500 Index	11.41%	17.91%
Lipper Large-Cap Value Funds Category Average[1]	7.27%	10.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The Fund is the successor to a private fund (the “Predecessor”). On October 31, 2014, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.35%, 2.00%, 1.65%, 1.00% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses of Class IS shares will not exceed the ratio of total annual fund operating expenses of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 480 funds for the six-month period and among the 469 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	3

Fund overview (cont’d)

class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The divergence in style returns between growth versus value investing continued over the reporting period. As the strength in the overall U.S. economy grew and the expansion continued, investors were willing to pay even higher prices for companies with the highest revenue and earnings growth. Despite a very challenging environment for value style investing, our strategy again produced strong results without deviating from our discipline and adhering to our focus on large cap companies with more reasonable valuations. With our deselection process, it is often the companies that we avoided and didn’t own as much as those that we did own which translate into better performance. We invest in companies with low P/E and P/B ratios while selling and avoiding the most expensive companies from a valuation perspective. We also avoid companies with falling price momentum. From a factor perspective, selling and avoiding underperforming stocks was a large benefit to our process.

Our bias towards higher quality value stocks provided an additional benefit to our strategy. The Fund maintained a large overweight in the Information Technology sector, which was far and away the best performing sector in large cap value segment of the U.S. equity universe during the reporting period. The Fund’s strong absolute performance was throughout every industry in the sector. Our overweight positioning along with positive stock selection among portfolio holdings in hardware and equipment companies were large contributing reasons for the Fund’s performance during the reporting period. Conversely, in the poor performing Industrials sector, portfolio holdings in the better performing aerospace & defense and transportation companies exhibited steady and strong earnings growth along with richer valuations. These holdings helped with absolute performance while avoiding lower momentum companies in building products and conglomerates like General Electric which continued to flounder, helped relative outperformance. During higher growth and higher return environments, defensive sectors will lag. The impact was considerable within the Consumer Staples sector, which was the only sector with negative returns during the reporting period. The Fund benefited from maintaining a large underweight to the overall sector in addition to owning better performing food retailers as well as avoiding poor performing household products and tobacco companies.

Q. What were the leading detractors from performance?

A. During a period of rising interest rates and the flattening yield curve, the smaller regional banks lagged the broader market while most asset management companies sharply underperformed. We maintained a sizable overweight in the Financials sector, which was the biggest headwind to our strategy. For the majority of the reporting period insurance overall lagged but started to rebound in the last few months. As the

4	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

price momentum stabilized in many of the underperforming insurance companies, we further increased the Fund’s exposure there. The recent benefit of better performance helped to mitigate some of the overall underperformance, but still was a major detractor to performance for the full year. Negative stock selection in the Financials sector was primarily the result of avoiding such strong performers as Berkshire Hathaway, discount brokers and financial exchanges. The Fund was also negatively impacted from poor performing media holdings that are now within the newly formed Communication Services1 sector. However, stronger returns in the entertainment and telecommunications industries offset the overall impact from the sector.

Q. Were there any significant changes to the Fund during the period?

A. We made no significant changes to the Fund’s investment process over the reporting period, and we remain focused on maintaining a portfolio of lower valuations large cap value stocks with favorable price momentum and quality characteristics. As always, changes in the Fund’s positions and sector weights are the result of our bottom up stock selection process, rather than any macro themes. During the period, the largest sector change was in the Energy sector, which we increased by slightly more than 2.0% of net assets. This increase helped close the substantial underweight the Fund had in this sector at the start of the reporting period. The new energy names were effectively sourced from net reductions in two of the Fund’s biggest sectors — Financials and Information Technology. Many of the positions sold in both sectors were from the low price momentum factor. Lackluster performance of insurance and asset managers within the Financials sector, along with poorer performing semiconductor and hardware companies in technology, accounted for most of the turnover. In addition, we made a decision to trim our holding in Apple after the size of the position continued to increase from strong performance. We were concerned about the steadily increasing tracking error in the Fund which persisted throughout most of the year until we reduced our portfolio positioning. More recently, the Consumer Discretionary sector has had many low momentum sales, particularly in both housing, and automobile & accessory markets, which continued to lag the broader market.

Thank you for your investment in BrandywineGLOBAL — Dynamic US Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	5

Fund overview (cont’d)

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Michael Fleisher

Portfolio Manager

Brandywine Global Investment Management, LLC

October 22, 2018

RISKS: Equity securities are subject to market and price fluctuations. Large-capitalization value stocks may underperform the overall equity market for long periods. The manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The subadviser’s quantitative investment model may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. In addition, the investment model used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the model. The value of the Fund’s investments held for cash management or defensive investing purposes may be affected by changing interest rates and changes in the underlying investments’ credit ratings. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2018 were: Apple Inc. (5.9%), JPMorgan Chase & Co. (4.7%), Citigroup Inc. (4.5%), Cisco Systems Inc. (4.4%), Pfizer Inc. (4.3%), Amgen Inc. (3.5%), Union Pacific Corp. (3.5%), Walt Disney Co. (3.5%), Intel Corp. (3.4%) and American Express Co. (2.6%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2018 were: Financials (31.1%), Information Technology (17.7%), Health Care (12.4%), Consumer Discretionary (11.7%) and Industrials (10.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

ii	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

iii	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

iv

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

viii

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2018 and September 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

8	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on April 1, 2018 and held for the six months ended September 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.26%	$1,000.00	$1,082.60	1.13%	$5.90	Class A	5.00%	$1,000.00	$1,019.40	1.13%	$5.72
Class C	7.84	1,000.00	1,078.40	1.90	9.90	Class C	5.00	1,000.00	1,015.54	1.90	9.60
Class R	8.18	1,000.00	1,081.80	1.35	7.05	Class R	5.00	1,000.00	1,018.30	1.35	6.83
Class I	8.49	1,000.00	1,084.90	0.78	4.08	Class I	5.00	1,000.00	1,021.16	0.78	3.95
Class IS	8.58	1,000.00	1,085.80	0.65	3.40	Class IS	5.00	1,000.00	1,021.81	0.65	3.29

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Fund performance (unaudited)

BrandywineGlobal — Dynamic US Large Cap Value Fund (the “Fund”) is the successor to a private fund (the “Predecessor”). The performance in the accompanying table and line graph for Class IS shares includes performance of the Predecessor. The Predecessor’s inception date was December 27, 2006. On October 31, 2014, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions are not expected to have a material effect on the Fund’s investment program. The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of Class IS of the Fund. The performance is shown net of an annual management fee of 0.55% and other expenses of 0.10% which reflects the application of the Class IS expense limitation agreement. If the expense limitation agreement were not applicable, expenses would be higher and performance lower.

The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/18	13.95%	13.11%	13.76%	14.38%	14.51%
Five Years Ended 9/30/18	N/A	N/A	N/A	N/A	11.69
Ten Years Ended 9/30/18	N/A	N/A	N/A	N/A	12.73
Inception* through 9/30/18	8.83	8.01	8.51	9.13	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/18	7.40%	12.11%	13.76%	14.38%	14.51%
Five Years Ended 9/30/18	N/A	N/A	N/A	N/A	11.69
Ten Years Ended 9/30/18	N/A	N/A	N/A	N/A	12.73
Inception* through 9/30/18	7.20	8.01	8.51	9.13	—

Cumulative total returns[1]
Without sales charges
Class A (Inception date of 11/3/14 through 9/30/18)	39.20%
Class C (Inception date of 11/3/14 through 9/30/18)	35.12
Class R (Inception date of 11/3/14 through 9/30/18)	37.60
Class I (Inception date of 11/3/14 through 9/30/18)	40.69
Class IS (9/30/08 through 9/30/18)	231.34

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are November 3, 2014, November 3, 2014, November 3, 2014, November 3, 2014 and December 27, 2006, respectively.

12	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGlobal — Dynamic US Large Cap Value Fund vs. Russell 1000 Value Index and S&P 500 Index† — September 30, 2008 - September 30, 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGlobal — Dynamic US Large Cap Value Fund on September 30, 2008 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2018 (Performance prior to October 31, 2014 on this chart is that of the Fund’s Predecessor). The hypothetical illustration also assumes a $1,000,000 investment in the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	13

Schedule of investments

September 30, 2018

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Security	Shares	Value
Common Stocks — 94.5%
Communication Services — 3.9%
Entertainment — 3.5%
Walt Disney Co.	50,005	$5,847,585
Media — 3.9%
Interpublic Group of Cos. Inc.	10,420	238,305
Omnicom Group Inc.	7,020	477,501
Total Media		715,806
Total Communication Services		6,563,391
Consumer Discretionary — 11.7%
Auto Components — 0.3%
Gentex Corp.	11,220	240,781
Lear Corp.	1,780	258,100
Total Auto Components		498,881
Automobiles — 2.1%
Ford Motor Co.	149,590	1,383,707
General Motors Co.	61,864	2,082,961
Total Automobiles		3,466,668
Hotels, Restaurants & Leisure — 2.5%
Marriott International Inc., Class A Shares	9,410	1,242,402
Starbucks Corp.	46,822	2,661,362
Wyndham Destination Inc.	4,674	202,665
Total Hotels, Restaurants & Leisure		4,106,429
Household Durables — 0.5%
NVR Inc.	144	355,795	*
PulteGroup Inc.	13,583	336,451
Toll Brothers Inc.	6,290	207,759
Total Household Durables		900,005
Internet & Direct Marketing Retail — 0.9%
eBay Inc.	42,543	1,404,770	*
Multiline Retail — 2.9%
Dollar General Corp.	5,950	650,335
Kohl’s Corp.	8,481	632,259
Target Corp.	40,609	3,582,120
Total Multiline Retail		4,864,714
Specialty Retail — 2.4%
AutoNation Inc.	3,830	159,136	*
Best Buy Co. Inc.	18,327	1,454,431
Foot Locker Inc.	3,170	161,607
Gap Inc.	16,500	476,025

See Notes to Financial Statements.

14	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Security	Shares	Value
Specialty Retail — continued
O’Reilly Automotive Inc.	3,599	$1,250,005	*
Tractor Supply Co.	2,702	245,558
Williams-Sonoma Inc.	3,530	231,991
Total Specialty Retail		3,978,753
Textiles, Apparel & Luxury Goods — 0.1%
Carter’s Inc.	2,343	231,020
Total Consumer Discretionary		19,451,240
Consumer Staples — 1.4%
Beverages — 0.5%
Brown-Forman Corp., Class B Shares	17,136	866,225
Food & Staples Retailing — 0.7%
Kroger Co.	39,122	1,138,841
Food Products — 0.2%
Conagra Brands Inc.	10,330	350,910
Total Consumer Staples		2,355,976
Energy — 4.9%
Oil, Gas & Consumable Fuels — 4.9%
Chevron Corp.	15,833	1,936,059
Exxon Mobil Corp.	27,682	2,353,524
Marathon Petroleum Corp.	12,230	978,033
Occidental Petroleum Corp.	8,100	665,577
Phillips 66	19,750	2,226,220
Total Energy		8,159,413
Financials — 31.1%
Banks — 16.3%
BB&T Corp.	32,080	1,557,163
Citigroup Inc.	105,605	7,576,103
Citizens Financial Group Inc.	22,561	870,178
Comerica Inc.	6,860	618,772
Fifth Third Bancorp	42,835	1,195,953
JPMorgan Chase & Co.	69,127	7,800,291
KeyCorp	43,840	871,978
M&T Bank Corp.	5,440	895,097
PNC Financial Services Group Inc.	19,010	2,588,972
Regions Financial Corp.	58,622	1,075,714
SunTrust Banks Inc.	22,135	1,478,397
Synovus Financial Corp.	2,970	135,996
Zions Bancorp	8,801	441,370
Total Banks		27,105,984

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	15

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Security	Shares	Value
Capital Markets — 6.5%
Affiliated Managers Group Inc.	2,110	$288,479
Ameriprise Financial Inc.	15,860	2,341,888
Goldman Sachs Group Inc.	17,630	3,953,351
Lazard Ltd., Class A Shares	5,910	284,448
Morgan Stanley	85,623	3,987,463
Total Capital Markets		10,855,629
Consumer Finance — 5.1%
Ally Financial Inc.	19,780	523,181
American Express Co.	40,128	4,273,231
Discover Financial Services	35,278	2,697,003
Synchrony Financial	31,880	990,830
Total Consumer Finance		8,484,245
Insurance — 3.1%
Fidelity National Financial Inc.	12,520	492,662
Hartford Financial Services Group Inc.	11,220	560,551
MetLife Inc.	42,437	1,982,657
Prudential Financial Inc.	14,570	1,476,233
Reinsurance Group of America Inc.	1,990	287,674
Torchmark Corp.	4,660	403,975
Total Insurance		5,203,752
Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	11,170	148,673	*
Radian Group Inc.	2,550	52,708
Total Thrifts & Mortgage Finance		201,381
Total Financials		51,850,991
Health Care — 12.4%
Biotechnology — 3.5%
Amgen Inc.	28,306	5,867,551
Health Care Equipment & Supplies — 1.9%
Baxter International Inc.	41,716	3,215,886
Health Care Providers & Services — 2.7%
Cigna Corp.	10,890	2,267,842
Humana Inc.	6,390	2,163,143
Total Health Care Providers & Services		4,430,985
Pharmaceuticals — 4.3%
Pfizer Inc.	164,198	7,236,206
Total Health Care		20,750,628

See Notes to Financial Statements.

16	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Security	Shares	Value
Industrials — 10.6%
Aerospace & Defense — 0.9%
Harris Corp.	2,742	$463,974
Huntington Ingalls Industries Inc.	1,787	457,615
Spirit AeroSystems Holdings Inc., Class A Shares	5,940	544,519
Total Aerospace & Defense		1,466,108
Air Freight & Logistics — 0.1%
Expeditors International of Washington Inc.	2,417	177,722
Airlines — 2.5%
Delta Air Lines Inc.	28,690	1,659,143
Southwest Airlines Co.	25,330	1,581,858
United Continental Holdings Inc.	11,710	1,042,893	*
Total Airlines		4,283,894
Building Products — 0.2%
Fortune Brands Home & Security Inc.	5,430	284,315
Electrical Equipment — 0.9%
Eaton Corp. PLC	11,760	1,019,945
Rockwell Automation Inc.	2,359	442,359
Total Electrical Equipment		1,462,304
Machinery — 1.5%
Allison Transmission Holdings Inc.	6,481	337,077
Dover Corp.	4,590	406,353
Illinois Tool Works Inc.	10,510	1,483,171
Pentair PLC	5,580	241,893
Total Machinery		2,468,494
Professional Services — 0.1%
Manpowergroup Inc.	1,360	116,906
Road & Rail — 3.5%
Landstar System Inc.	490	59,780
Union Pacific Corp.	35,977	5,858,135
Total Road & Rail		5,917,915
Trading Companies & Distributors — 0.9%
WW Grainger Inc.	4,172	1,491,114
Total Industrials		17,668,772
Information Technology — 17.7%
Communications Equipment — 4.6%
Cisco Systems Inc.	151,370	7,364,150
Ubiquiti Networks Inc.	3,250	321,295
Total Communications Equipment		7,685,445

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	17

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Security		Shares	Value
Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.		8,623	$766,757
IT Services — 0.2%
Booz Allen Hamilton Holding Corp.		6,020	298,773
Semiconductors & Semiconductor Equipment — 5.2%
Applied Materials Inc.		44,056	1,702,765
Intel Corp.		121,670	5,753,774
Lam Research Corp.		7,030	1,066,451
Teradyne Inc.		5,850	216,333
Total Semiconductors & Semiconductor Equipment			8,739,323
Software — 0.4%
Oracle Corp.		14,290	736,792
Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.		43,336	9,782,669
Hewlett Packard Enterprise Co.		56,740	925,429
NetApp Inc.		7,030	603,807
Total Technology Hardware, Storage & Peripherals			11,311,905
Total Information Technology			29,538,995
Materials — 0.8%
Chemicals — 0.6%
PPG Industries Inc.		10,070	1,098,939
Metals & Mining — 0.2%
Steel Dynamics, Inc.		6,660	300,966
Total Materials			1,399,905
Total Common Stocks (Cost — $138,462,072)			157,739,311
Investments in Underlying Funds — 0.9%
iShares Trust, iShares Russell 1000 Value ETF (Cost — $1,588,338)		12,715	1,609,974
Total Investments before Short-Term Investments (Cost — $140,050,410)			159,349,285

	Rate
Short-Term Investments — 2.7%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $4,443,993)	1.969%	4,443,993	4,443,993
Total Investments — 98.1% (Cost — $144,494,403)			163,793,278
Other Assets in Excess of Liabilities — 1.9%			3,145,366
Total Net Assets — 100.0%			$166,938,644

*	Non-income producing security.

Abbreviation used in this schedule:
ETF	— Exchange-Traded Fund

See Notes to Financial Statements.

18	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Statement of assets and liabilities

September 30, 2018

Assets:
Investments, at value (Cost — $144,494,403)	$163,793,278
Receivable for Fund shares sold	6,147,553
Dividends and interest receivable	89,429
Prepaid expenses	58,823
Total Assets	170,089,083

Liabilities:
Payable for securities purchased	3,011,330
Investment management fee payable	47,909
Trustees’ fees payable	3,469
Service and/or distribution fees payable	2,363
Payable for Fund shares repurchased	264
Accrued expenses	85,104
Total Liabilities	3,150,439
Total Net Assets	$166,938,644

Net Assets:
Par value (Note 7)	$128
Paid-in capital in excess of par value	136,591,783
Undistributed net investment income	1,419,283
Accumulated net realized gain on investments	9,628,575
Net unrealized appreciation on investments	19,298,875
Total Net Assets	$166,938,644

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	19

Statement of assets and liabilities (cont’d)

September 30, 2018

Net Assets:
Class A	$7,870,125
Class C	$807,837
Class R	$209,596
Class I	$1,689,725
Class IS	$156,361,361

Shares Outstanding:
Class A	606,850
Class C	63,122
Class R	16,177
Class I	129,720
Class IS	11,993,067

Net Asset Value:
Class A (and redemption price)	$12.97
Class C*	$12.80
Class R (and redemption price)	$12.96
Class I (and redemption price)	$13.03
Class IS (and redemption price)	$13.04
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.76

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Statement of operations

For the Year Ended September 30, 2018

Investment Income:
Dividends	$3,074,290
Interest	15,202
Total Investment Income	3,089,492

Expenses:
Investment management fee (Note 2)	839,695
Registration fees	88,534
Fund accounting fees	46,424
Audit and tax fees	34,194
Legal fees	30,142
Service and/or distribution fees (Notes 2 and 5)	26,954
Shareholder reports	23,140
Trustees’ fees	22,085
Transfer agent fees (Note 5)	16,409
Custody fees	6,060
Insurance	1,964
Interest expense	1,796
Fees recaptured by investment manager (Note 2)	900
Miscellaneous expenses	5,675
Total Expenses	1,143,972
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(108,792)
Net Expenses	1,035,180
Net Investment Income	2,054,312

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	10,274,989
Change in Net Unrealized Appreciation (Depreciation) From Investments	8,960,600
Net Gain on Investments	19,235,589
Increase in Net Assets From Operations	$21,289,901

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	21

Statements of changes in net assets

For the Years Ended September 30,	2018	2017

Operations:
Net investment income	$2,054,312	$872,347
Net realized gain	10,274,989	3,891,116
Change in net unrealized appreciation (depreciation)	8,960,600	8,817,749
Increase in Net Assets From Operations	21,289,901	13,581,212

Distributions to Shareholders From (Notes 1 and 6) :
Net investment income	(1,300,012)	(560,000)
Net realized gains	(3,095,862)	—
Decrease in Net Assets From Distributions to Shareholders	(4,395,874)	(560,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	19,746,685	110,619,841
Reinvestment of distributions	4,391,917	554,772
Cost of shares repurchased	(28,004,812)	(5,402,043)
Increase (Decrease) in Net Assets From Fund Share Transactions	(3,866,210)	105,772,570
Increase in Net Assets	13,027,817	118,793,782

Net Assets:
Beginning of year	153,910,827	35,117,045
End of year*	$166,938,644	$153,910,827
*Includesundistributed net investment income of:	$1,419,283	$696,327

See Notes to Financial Statements.

22	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$11.68	$10.04	$9.50	$10.00

Income (loss) from operations:
Net investment income	0.12	0.11	0.14	0.11
Net realized and unrealized gain (loss)	1.49	1.65	0.69	(0.57)
Total income (loss) from operations	1.61	1.76	0.83	(0.46)

Less distributions from:
Net investment income	(0.07)	(0.12)	(0.10)	(0.04)
Net realized gains	(0.25)	—	(0.19)	—
Total distributions	(0.32)	(0.12)	(0.29)	(0.04)

Net asset value, end of year	$12.97	$11.68	$10.04	$9.50
Total return[3]	13.95%	17.70%	8.87%	(4.67)%

Net assets, end of year (000s)	$7,870	$5,306	$4,424	$362

Ratios to average net assets:
Gross expenses	1.14%[4]	1.35%[4]	1.44%	2.58%[5]
Net expenses[6,7]	1.10 [4]	1.07 [4]	1.00	1.02 [5]
Net investment income	0.94	1.04	1.40	1.16 [5]

Portfolio turnover rate	91%	83%	112%	110%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 3, 2014 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$11.55	$9.92	$9.44	$10.00

Income (loss) from operations:
Net investment income	0.02	0.03	0.07	0.05
Net realized and unrealized gain (loss)	1.48	1.63	0.69	(0.59)
Total income (loss) from operations	1.50	1.66	0.76	(0.54)

Less distributions from:
Net investment income	—	(0.03)	(0.09)	(0.02)
Net realized gains	(0.25)	—	(0.19)	—
Total distributions	(0.25)	(0.03)	(0.28)	(0.02)

Net asset value, end of year	$12.80	$11.55	$9.92	$9.44
Total return[3]	13.11%	16.76%	8.12%	(5.38)%

Net assets, end of year (000s)	$808	$726	$784	$361

Ratios to average net assets:
Gross expenses	1.89%[4]	2.01%[4]	2.22%	3.14%[5]
Net expenses[6,7]	1.85 [4]	1.79 [4]	1.78	1.83 [5]
Net investment income	0.18	0.32	0.70	0.54 [5]

Portfolio turnover rate	91%	83%	112%	110%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 3, 2014 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

24	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$11.68	$10.03	$9.47	$10.00

Income (loss) from operations:
Net investment income	0.08	0.06	0.11	0.09
Net realized and unrealized gain (loss)	1.51	1.66	0.70	(0.59)
Total income (loss) from operations	1.59	1.72	0.81	(0.50)

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.06)	(0.03)
Net realized gains	(0.25)	—	(0.19)	—
Total distributions	(0.31)	(0.07)	(0.25)	(0.03)

Net asset value, end of year	$12.96	$11.68	$10.03	$9.47
Total return[3]	13.76%	17.25%	8.60%	(5.02)%

Net assets, end of year (000s)	$210	$264	$10	$10

Ratios to average net assets:
Gross expenses	1.47%[7]	1.65%	1.89%	2.78%[4]
Net expenses[5,6]	1.35 [7]	1.33	1.35	1.20 [4]
Net investment income	0.67	0.54	1.11	0.92 [4]

Portfolio turnover rate	91%	83%	112%	110%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 3, 2014 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$11.72	$10.05	$9.51	$10.00

Income (loss) from operations:
Net investment income	0.16	0.15	0.17	0.15
Net realized and unrealized gain (loss)	1.50	1.66	0.68	(0.60)
Total income (loss) from operations	1.66	1.81	0.85	(0.45)

Less distributions from:
Net investment income	(0.10)	(0.14)	(0.12)	(0.04)
Net realized gains	(0.25)	—	(0.19)	—
Total distributions	(0.35)	(0.14)	(0.31)	(0.04)

Net asset value, end of year	$13.03	$11.72	$10.05	$9.51
Total return[3]	14.38%	18.10%	9.10%	(4.54)%

Net assets, end of year (000s)	$1,690	$1,418	$1,187	$748

Ratios to average net assets:
Gross expenses	0.80%[4]	1.00%[4]	1.19%	2.02%[5]
Net expenses[6,7]	0.75 [4]	0.74 [4]	0.73	0.73 [5]
Net investment income	1.29	1.39	1.73	1.73 [5]

Portfolio turnover rate	91%	83%	112%	110%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 3, 2014 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$11.72	$10.06	$9.50	$10.00

Income (loss) from operations:
Net investment income	0.17	0.15	0.17	0.14
Net realized and unrealized gain (loss)	1.51	1.65	0.70	(0.60)
Total income (loss) from operations	1.68	1.80	0.87	(0.46)

Less distributions from:
Net investment income	(0.11)	(0.14)	(0.12)	(0.04)
Net realized gains	(0.25)	—	(0.19)	—
Total distributions	(0.36)	(0.14)	(0.31)	(0.04)

Net asset value, end of year	$13.04	$11.72	$10.06	$9.50
Total return[3]	14.51%	18.07%	9.34%	(4.60)%

Net assets, end of year (millions)	$156	$146	$29	$15

Ratios to average net assets:
Gross expenses	0.72%[4]	0.86%[4]	1.10%	2.26%[5]
Net expenses[6,7]	0.65 [4]	0.65 [4]	0.65	0.65 [5]
Net investment income	1.37	1.42	1.80	1.53 [5]

Portfolio turnover rate	91%	83%	112%	110%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2014 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Dynamic US Large Cap Value Fund (formerly Legg Mason BW Dynamic Large Cap Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective December 29, 2017, the Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. The Fund’s 80% investment policies may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the

28	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$157,739,311	—	—	$157,739,311
Investments in underlying funds	1,609,974	—	—	1,609,974
Total long-term investments	159,349,285	—	—	159,349,285
Short-term investments†	4,443,993	—	—	4,443,993
Total investments	$163,793,278	—	—	$163,793,278

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

30	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

(d) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(31,344)	$31,344

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments and certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. LMPFA pays Brandywine Global monthly 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.10%, 1.85%, 1.35%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended September 30, 2018, fees waived and/or expenses reimbursed amounted to $108,792.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires September 30, 2019	$7,737	$2,820	$54	$4,852	$109,435
Expires September 30, 2020	13,806	1,590	278	3,201	120,318
Expires September 30, 2021	2,649	271	252	764	104,856
Total fee waivers/expense reimbursements subject to recapture	$24,192	$4,681	$584	$8,817	$334,609

For the year September 30, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any were as follows:

	Class A	Class C	Class R	Class I	Class IS
LMPFA recaptured	$270	$572	$10	$5	$43

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

32	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any were as follows:

	Class A	Class C
Sales charges	$634	—
CDSCs	—	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2018, Legg Mason and its affiliates owned 61% of the Fund.

3. Investments

During the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$138,306,370
Sales	150,698,472

At September 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$144,714,232	$21,830,144	$(2,751,144)	$19,079,046

4. Derivative instruments and hedging activities

During the year ended September 30, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

For the year ended September 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$17,841	$11,335
Class C	8,029	747
Class R	1,084	529
Class I	—	1,199
Class IS	—	2,599
Total	$26,954	$16,409

For the year ended September 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,649
Class C	271
Class R	252
Class I	764
Class IS	104,856
Total	$108,792

6. Distributions to shareholders by class

	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Investment Income:
Class A	$37,672	$67,575
Class C	—	2,182
Class R	1,342	76
Class I	11,964	15,835
Class IS	1,249,034	474,332
Total	$1,300,012	$560,000

Net Realized Gains:
Class A	$135,409	—
Class C	15,528	—
Class R	5,698	—
Class I	29,136	—
Class IS	2,910,091	—
Total	$3,095,862	—

7. Shares of beneficial interest

At September 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

34	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Transactions in shares of each class were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	242,760	$2,926,995	150,136	$1,601,113
Shares issued on reinvestment	14,324	172,896	6,356	67,562
Shares repurchased	(104,695)	(1,257,245)	(142,543)	(1,530,897)
Net increase	152,389	$1,842,646	13,949	$137,778

Class C
Shares sold	8,659	$106,210	1,218	$13,115
Shares issued on reinvestment	981	11,756	163	1,724
Shares repurchased	(9,386)	(111,687)	(17,552)	(181,378)
Net increase (decrease)	254	$6,279	(16,171)	$(166,539)

Class R
Shares sold	13,088	$168,360	21,570	$235,479
Shares issued on reinvestment	582	7,040	7	76
Shares repurchased	(20,096)	(253,149)	(2)	(22)
Net increase (decrease)	(6,426)	$(77,749)	21,575	$235,533

Class I
Shares sold	23,458	$298,563	27,063	$294,306
Shares issued on reinvestment	(18,145)	41,100	1,488	15,835
Shares repurchased	3,399	(223,215)	(25,610)	(272,602)
Net increase	8,712	$116,448	2,941	$37,539

Class IS
Shares sold	1,269,945	$16,246,557	9,884,594	$108,475,828
Shares issued on reinvestment	344,013	4,159,125	44,133	469,575
Shares repurchased	(2,095,128)	(26,159,516)	(309,333)	(3,417,144)
Net increase (decrease)	(481,170)	$(5,753,834)	9,619,394	$105,528,259

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$3,147,076	$560,000
Net long-term capital gains	1,248,798	—
Total distributions paid	$4,395,874	$560,000

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

As of September 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$7,638,217
Undistributed long-term capital gains — net	3,673,741
Total undistributed earnings	$11,311,958
Other book/tax temporary differences(a)	(44,271)
Unrealized appreciation/(depreciation)(b)	19,079,046
Total accumulated earnings/(losses) — net	$30,346,733

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis differences on partnership investments and certain investments.

36	BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Dynamic US Large Cap Value Fund (formerly known as Legg Mason BW Dynamic Large Cap Value Fund) (one of the funds constituting Legg Mason Global Asset Management trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since 1973. We have not determined the specific year we began serving as auditor.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund 2018 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Dynamic US Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

38	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

40	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Interested Trustee
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

42	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2018:

Record date:	12/5/2017
Payable date:	12/6/2017
Ordinary income:
Qualified dividend income for individuals	52.75%
Dividends qualifying for the dividends
received deduction for corporations	52.97%
Long-term capital gain dividend	$0.099630

Please retain this information for your records.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	45

BrandywineGLOBAL —

Dynamic US Large Cap Value Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W.Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective April 9, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Dynamic US Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and cred-itworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to per- form transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to con- duct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including com- panies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such cir- cumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX117450 11/18 SR18-3467

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2017 and September 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $214,935 in September 30, 2017 and $306,746 in September 30, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2017 and $0 in September 30, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,852 in September 30, 2017 and $45,424 in September 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2017 and $0 in September 30, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2017 and September 30, 2018; Tax Fees were 100% and 100% for September 30, 2017 and September 30, 2018; and Other Fees were 100% and 100% for September 30, 2017 and September 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $271,895 in September 30, 2017 and $477,227 in September 30, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 21, 2018